UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 4, 2007
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On January 4, 2007, IntercontinentalExchange, Inc. (“ICE”) issued a press release announcing the planned launch for electronic trading of the New York Board of Trade soft commodities on January 19, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is filed as part of this report on Form 8-K:
99.1	Press release dated January 4, 2007 announcing the planned launch for electronic trading of the New York Board of Trade soft commodities on January 19, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.
/s/ Richard V. Spencer
Richard V. Spencer
Senior Vice President and Chief Financial Officer

Date: January 4, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 4, 2007 announcing the planned launch for electronic trading of the New York Board of Trade soft commodities on January 19, 2007.

4